UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2023

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 31, 2023, PAVmed Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). Stockholders representing approximately 70.8% of the shares outstanding and entitled to vote were present in person or by proxy. At the Special Meeting, the stockholders approved the sole proposal presented. A description of the proposal considered by the stockholders and a tally of the votes on such proposal are set forth below.

1. A proposal to approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect, at any time prior to the one-year anniversary date of the Special Meeting, (i) a reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”) at a specific ratio, ranging from 1-for-5 to 1-for-15, to be determined by the Company’s board of directors (the “Board”) in its sole discretion, and (ii) an associated reduction in the number of shares of common stock the Company is authorized to issue (the “Authorized Capital Reduction”), from 250,000,000 shares to 50,000,000 shares. The amendment to the Certificate of Incorporation was approved, as follows:

For	Against	Abstain	Broker Non-Votes
53,080,020	15,037,559	1,009,870	—

By approving this amendment, the Company’s stockholders authorized the Company, at any time prior to March 31, 2024, to effect the Reverse Split and Authorized Capital Reduction. However, the Company also reserved the right to abandon the Reverse Split and Authorized Capital Reduction. The Company has not yet determined the specific ratio of the Reverse Split or the timing of the Reverse Split and Authorized Capital Reduction, or whether the Company will effect the Reverse Split and Authorized Capital Reduction at all.

If the Company proceeds with the Reverse Split and Authorized Capital Reduction, the Company will effectuate the amendment to its Certificate of Incorporation by filing a certificate of amendment with the Delaware Secretary of State.

A fuller description of the amendment to the Certificate of Incorporation, including the Reverse Split and the Authorized Capital Reduction, is set forth on pages 5 to 13 the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 21, 2023 (the “Proxy Statement”), which description is incorporated herein by reference. The description of the amendment to the Certificate of Incorporation, including the Reverse Split and the Authorized Capital Reduction, does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is included as Annex A to the Proxy Statement and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Form of Certificate of Amendment.(1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1) Incorporated by reference to Annex A of the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer